UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
              (Registrant's telephone number, including area code)

Date of fiscal year end:  DECEMBER 31, 2006
                          -----------------

Date of reporting period:  DECEMBER 31, 2006
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                CAPITAL ADVISORS
                                  GROWTH FUND

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

January 29, 2007

Dear Shareholder,

In the stock market, disagreement breeds stability. This somewhat counter-intuitive dynamic was one of the factors behind the healthy stock market environment in 2006, and, in our opinion, this same dynamic continues to favor an optimistic bias for the stock market in 2007.

Consider for illustration purposes that a tour boat is unlikely to capsize as long as its sight-seeing passengers convene on both sides of its deck. It's only when the most interesting sights are on the same side of the boat that the craft begins to rock.

Imagine a boat full of investors with all the optimists on the port side and the pessimists sitting starboard. So long as there is disagreement among this group the boat they occupy will be stable, even if you assume some individuals among them will switch from one side to the other over time. It's only when a significant majority of the group agrees with one another - either optimistically or pessimistically - that volatility erupts as too many investors rush to one side of the boat or the other.

One hallmark characteristic of the stock market environment over the past three years has been a high degree of disagreement and confusion among investors about what is going on. There seems to be divided opinion about nearly every variable
that is relevant to investors in the stock market of late -   Inflation is
poised to either rise or fall, depending on who you talk to and which statistics they consult; The decline in the housing market will either remain isolated from the broader economy, or it will drag the whole thing into recession; Our nation's trade deficit will either trigger the collapse of our currency, or it is merely a symptom of the relative strength of our economy versus those of our trading partners in Europe and Japan; No less of an authority than the Chairman of the Federal Reserve Board described the behavior of U.S. interest rates in recent years as a "conundrum;" Etc., etc.

The insight we wish to contribute here is that confusion has been a good thing for investors in recent years because it supported the relative stability our stock market has enjoyed over that period. The past three years has been a period without a rush to the port side of the boat by investors, as occurred in the late 1990s when majority opinion converged around a "new paradigm" expectation for future growth and prosperity; nor a dash to the starboard side, as occurred in the aftermath of the bursting of the "new paradigm" attitude and the shock of 9/11. When investor beliefs are balanced to begin with in aggregate (suggesting investors disagree with one another), changing opinions among any given individual or group of individuals are insufficient to rock the boat excessively.

It is our sense that investor attitudes remain balanced as we enter the new calendar year, and we should therefore expect the recent (relative) tranquility in the stock market to persist into 2007. We further believe stocks can continue to grind higher in 2007, largely because we tend to side with the optimists regarding many of the key uncertainties facing the stock market today, including issues like the inflation outlook, the likely behavior of interest rates, and the expected resilience of the U.S. economy.

The biggest risk to the benign outlook we've described above is a geopolitical shock of some kind or another. A rush to "one side of the boat" could certainly accompany any number of potential "event" risks in the year ahead, and all investors should factor this reality into their asset allocation choices.
Absent a geopolitical shock, however, we do not foresee downside risk in the U.S. stock market beyond normal "correction" risk in the year ahead because valuations are not excessive in the market today, and the relatively even split that seems to exist between optimists and pessimists suggests that any given hiccup - a bad inflation report, for example - might trigger a market pull-back of 5 or 10-percent, but a full blown bear market (i.e. stocks down 20% or more from a recent high) should be tougher to get started.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2006 were as follows:

SECURITY                  NO. SHARES   COST/SHARE   MARKET/SHARE    PORTFOLIO %
--------                  ----------   ----------   ------------    -----------
Brookfield Asset Mgt.       18,975       32.71          48.48           5.6
Nordstrom                   17,300       25.35          49.34           5.2
AT&T                        23,675       30.74          35.75           5.2
ConocoPhillips              11,000       54.80          71.95           4.8
Best Buy                    15,000       28.95          49.19           4.5
Occidental Petroleum        13,000       26.22          48.83           3.9
Autodesk                    14,390       34.02          40.46           3.6
Wynn Resorts                 6,100       76.48          93.85           3.5
Peabody Energy              13,720       56.03          40.41           3.4
Emerson Electric            12,000       39.11          44.09           3.2

Of the 32 common stocks held by the Fund as of December 31, 2006, the 10 largest holdings represented 42.9% of total assets.

PERFORMANCE

The following data summarizes the Fund's performance over various holding periods in comparison to relevant benchmarks:

Periods Ending December 31, 2006

                                 LIPPER LARGE-      RUSSELL 1000
                       FUND        CAP GROWTH          GROWTH         S&P 500
                       ----      -------------      ------------      -------
4th Quarter           6.64%          5.39%              5.93%          6.69%
12-Months             6.93           5.60               9.07          15.78
3-Years               8.23           6.32               6.87          10.43
5-Years               3.89           2.15               2.69           6.19
Inception            (3.22)         (4.63)             (4.84)          1.20
(12-31-99)

PAST PERFORMANCE MAY NOT BE INDICATIVE OF FUTURE RESULTS

PURCHASE AND SALES

A few of the larger positions added to the Fund since the mid-year report included AT&T, BOEING, DEVON ENERGY, PRINCIPAL FINANCIAL GROUP and WYNN RESORTS. Notable positions eliminated from the Fund during the second half of the year were CHECKFREE CORP., COLDWATER CREEK, and NOKIA.

NEW PURCHASES

AT&T (TICKER: T)
----------------

AT&T is the largest telecommunications services provider in the United States, serving approximately one-third of the domestic population. The Company's current structure is the result of the acquisition of AT&T by SBC CORP. (formerly Southwestern Bell) in November 2005, after which the combined company assumed the AT&T name. In March of last year AT&T announced its intention to merge with BELLSOUTH in a transaction that will close in early 2007.

We believe two variables can drive AT&T'S stock price higher in coming years: 1) A rising trend in the Company's operating margin driven by merger synergies and the benefits of market share consolidation, and 2) A rising trend in the company's free cash flow margin (i.e. cash generated minus capital spending as a percentage of revenue) should support shareholder value in the form of either increased dividend payments, or P/E multiple expansion due to share count reduction from aggressive share repurchase initiatives.

We are particularly enthusiastic about AT&T'S wireless business, which historically consisted of a 60% ownership interest in Cingular Wireless, but will now consist of a 100% interest in Cingular following the merger with Bellsouth. Cingular is the largest wireless provider in the U.S. and it has been adding subscribers and expanding its operating margins at an impressive clip in recent periods.

BOEING (TICKER:  BA)
--------------------

BOEING was added to the Fund in mid-November. BOEING is the world's leading manufacturer of commercial aircraft. The company is also one of the largest prime defense contractors to the U.S. and allied nations. BOEING'S various defense contracts include military aircraft programs (F-15, F/A-18, F-22, C-17 Cargo Plane, V-22 Helicopter, E-3 AWACS), military electronics systems, ground transportation systems, and development of the space station.

After two years of very healthy new order growth for BOEING'S commercial aircraft business the company seems positioned for strong aircraft deliveries through 2011, at least. Unlike any time in BOEING'S history, however, the current order book is dominated by non-U.S. carriers, suggesting that any pick-up in demand from BOEING'S traditional domestic carrier customers might extend the current production cycle even further into the next decade.

We believe a pick-up in orders from the domestic carriers is indeed likely in the near future for two reasons. First, the U.S. majors are finally healthy again after years of restructuring and consolidation following the 9/11 induced down cycle for the industry. Analysts expect 2007 to be the most profitable year in a decade for the U.S. carriers as a whole, and with limited capacity expansion in the pipeline until 2012 at best (most aircraft production slots are already spoken for until 2012 at the earliest), industry profitability should be sustainable for several more years after that.

The second reason for optimism regarding U.S.-driven order growth for Boeing stems from the extended age of a portion of the 5,000-strong domestic fleet. For example, approximately 30 percent of NORTHWEST'S fleet consists of 1970s vintage DC-9s, while about one-third of AMERICAN'S fleet is comprised of 1980s-vintage MD-80 aircraft.

Even though BOEING'S stock has been strong in recent years in reaction to the healthy order growth it has experienced, we believe further upside is warranted for the stock as these orders move through production and are reflected in revenue and earnings growth for the company in 2007 and beyond. More specifically, we believe the current stock price reflects fairly conservative expectations for the operating margins and earning power likely to be achieved from BOEING'S current backlog of business in coming years.

If the improvements BOEING accomplished in its design and manufacturing processes in recent years can support modestly higher operating margins relative to the current expectations of most analysts we believe the stock can benefit from several quarters of upward earnings estimate revisions from Wall Street in the year(s) ahead.

DEVON ENERGY (TICKER:  DVN)
---------------------------

DEVON ENERGY (DVN) was added to the Fund in early December. DEVON is one of the largest independent energy companies in the United States. The Company is engaged primarily in oil and gas exploration, development and production, the transport of oil, gas, NGLs and the processing of natural gas. Approximately, 90% of DEVON'S reserves and production are based in North America with operations focused in the Permian Basin, the mid-continent, the Rocky Mountains, onshore and offshore Gulf Coast regions and western Canadian properties. Additionally, DEVON owns properties located in Azerbaijan, China and western Africa; however, these operations represent a small portion of its total reserve base.

After several years of modest organic growth DEVON seems at the forefront of impressive expansion in its production and reserves that should last through the next decade. We believe growth prospects at DEVON might be underappreciated for two reasons. First, DEVON is the largest leaseholder in a promising deep-water Gulf of Mexico area. If Devon can continue to experience success with its deep water Gulf properties it should provide increased visibility for production growth over the long-term. The Company has already announced four major discoveries in the Gulf and has identified an inventory of 19 prospects with estimated potential reserves of 2 to 5 billion barrels. Further discoveries could potentially double or triple DEVON'S current proved reserves and provide significant value to shareholders. Drilling is expected to continue over the next three years with production beginning on the first discoveries in 2009.

The second reason for optimism is the significant number of catalysts expected in the near term from existing properties. DEVON is having success with horizontal drilling in many of its lower risk but higher margin projects which is unlocking production volume and adding to the reserve life of the company. These more mature properties include operations in the Barnett Shale, Powder River Basin, and Eastern Texas. The success of DEVON'S various projects recently led management to provide Wall Street with an 11% compound annual production growth rate forecast through 2009.

DEVON'S stable reserve base and attractive growth prospects from North American assets make it uniquely attractive among large exploration and production companies, in our opinion. As such, DEVON'S future seems bright under "normal" industry conditions.

We would expect even greater returns from the stock in the year(s) ahead if either of the following events occur: 1) Discoveries of additional reserves in the Gulf of Mexico sufficient to significantly increase the company's reserve base; or 2) A deterioration of conditions in the oil supply rich but politically insecure areas of the world (Middle East, Nigeria, Russia, Venezuela, etc.) which might lead investors to assign a greater premium to DEVON'S politically stable reserve base.

PRINCIPAL FINANCIAL GROUP (TICKER:  PFG)
----------------------------------------

PRINCIPAL FINANCIAL GROUP (PFG) was added to the Fund in mid-October. PRINCIPAL is a leading provider of retirement savings, investment and insurance products and services with $195.2 billion in assets under management and approximately 15 million customers worldwide as of December 31, 2005. The Company's U.S. and international operations focus primarily on asset accumulation and management. In addition, PRINCIPAL offers a broad range of individual and group life insurance, group health insurance and individual and group disability insurance products.

Our optimism regarding longer-term earnings growth and share appreciation at PRINCIPAL is driven largely by the attractive growth opportunities for retirement services worldwide, which is bolstered by an aging population that is driving increased demand for retirement accumulation, retirement asset management, and retirement income management solutions.

We believe PRINCIPAL'S expertise and leadership in the small to medium size 401(k) business should see significant market expansion opportunities in the coming years. According to the Spectrum Group, only 19% of businesses with between 5 and 99 employees, and just 36% of businesses with between 100 and 500 employees, offered a 401(k) plan in 2005. This sub-500 participant segment of the defined contribution retirement plan market represents PRINCIPAL'S core competency. Moreover, the Company's industry leading 94% retention of employer assets and 52% retention of participant assets upon separation of service offers evidence of the Company's strong competitive position and service delivery.

We believe consensus long-term earnings growth estimates of 11% for PRINCIPAL might be underestimated. We believe long-term earnings growth could be closer to 15% based upon the following dynamics: 1) Cash inflows from existing and new retirement plans (currently 32,000 plans and over three million participants) could range from 5% to 9% per annum. Spectrum Group estimates the U.S. 401(k) marketplace should grow at a 9% per year pace, while Financial Research Corp.
(FRC) of Boston expects the overall 401(k) market to grow at a 7.3% annual rate over the next five years with the greatest growth coming in the under-500 employee market where they expect growth in excess of 9% per annum; 2) Expected investment returns on PRINCIPAL'S fee-based assets under management should range between 7% and 9% over the long-term (thereby driving 7% to 9% growth in fee income for PRINCIPAL) based upon historical returns for stocks and bonds of approximately 10% and 5% respectively (10.4% average stock return 1926 -2005; 5.3% average intermediate bond return 1926 - 2005 - Source: Ibbotson Associates, Inc.).

If we are "less wrong" than the consensus regarding PRINCIPAL'S future earnings growth rate we expect Wall Street might re-value PRINCIPAL'S stock in coming years to more appropriately reflect the intrinsic value of its asset management-centric business model. The stock is currently covered by analysts who follow the insurance industry, and therefore the stock is valued in relation to other publicly traded life/health insurance companies which command lower price multiples due to their cyclical nature and higher earnings volatility risk (from significant potential liabilities).

Since PRINCIPAL currently derives over 70% of its earnings from its retirement/asset management business, and we expect earnings from this segment can become an even larger portion of total income going forward, we believe the stock is more appropriately valued relative to a peer group of asset managers like FRANKLIN RESOURCES, JANUS CAPITAL AND T. ROWE PRICE. These three stocks recently traded at an average P/E ratio of 20.9 times 2007 estimated earnings. A similar multiple applied to PRINCIPAL'S forecast earnings of $3.85 per share in 2007 would render an $80 price target for the stock.

We believe an $80 price target for PRINCIPAL stock is realistic within two years. Attractive international growth opportunities, strong free cash flow and cash position, stable mid-single-digit earnings growth in its insurance lines and a 1.3% dividend yield enhance the stock's appeal.

WYNN RESORTS (TICKER: WYNN)
---------------------------

WYNN RESORTS currently operates the highly profitable Wynn Las Vegas resort that opened in the spring of 2005 and the Wynn Macau1<F1> resort, which opened in September 2006. The Company's founder, Steve Wynn, is one of the most successful casino developers in the world with an unmatched track record including the Mirage, Treasure Island, Bellagio and the Golden Nugget (modernized the franchise), all of which created significant shareholder value for those involved. His latest creation, WYNN RESORTS (his signature properties) focuses on unparalleled luxury in both the casino operations and the non-gaming entertainment (i.e. shopping, restaurants, golf, and entertainment). The Wynn Las Vegas resort already achieves higher profitability (EBITDA/room) relative to its peers after just one-year in operation. We expect similar success can be achieved with Wynn Macau and future projects.

1<F1> Macau, formerly a Portuguese colony, is approximately 60 miles from Hong Kong and has long been the Eastern hemisphere's gambling destination. In 2002, the Macau government ended the monopoly system for their gaming industry and 3 (later 6) casino operating concessions (and subconcessions) were granted with Wynn Resorts being one of them.

The Innovation Group recently highlighted that in 2004 the U.S. population was 295 million and 2004 casino revenues in the U.S. were $46 billion. Comparatively, the population in North and Southeast Asia is approximately 2 billion, while 2004 casino revenue in the region was $11.5 billion. If Asian casino revenue per person/population ($11.5b/2b people =$5.75/person) ever achieves similar dynamics to the United States ($46b/295mln people = $156/person) it would represent a 27-fold increase in the market opportunity ($11.5 billion revenue in 2004 to over $300 billion). While such a target is not realistic within any meaningful investment time horizon, the Asian gaming market could expand five-fold and still represent less than 20% of the U.S. level as measured by revenue per capita.

In addition to growth opportunities available to WYNN due to the expansion of the overall market opportunity it serves, company-specific drivers include the following projects: 1) Wynn Macau Phase II expected to open in the third quarter of 2007; 2) Encore Las Vegas (48-floor hotel tower/casino) targeted for 2008; and 3) Wynn Cotai/Macau opening in 2009/2010.

We believe a combination of operating leverage from the maturation of WYNN'S current properties, plus future expansion projects, can deliver rapid earnings growth for the stock over the next few years. From an expected earnings-per-share base of around $0.65 per share in 2006 we believe WYNN can produce earnings of around $2.35 in 2007; $3.50-to-$4.00 in 2008; and $5.00-plus thereafter.

ELIMINATED POSITIONS

CHECKFREE CORP. (TICKER:  CKFR)
-------------------------------

The Fund sold its position in CHECKFREE CORP. in July prior to the announcement of its fiscal fourth quarter and full year results on August 1st. Previous earnings reports by online bill payment competitors DIGITAL INSIGHT and ONLINE RESOURCES revealed a slowdown in both companies' online bill payment adoption rates triggering meaningful downside in both companies' stocks. We were concerned that an industry-wide slowdown in online bill payment adoption could also impact CHECKFREE'S fourth quarter results, which in fact ultimately occurred.

COLDWATER CREEK (TICKER:  CWTR)
-------------------------------

The Fund sold its position in COLDWATER CREEK in October. The stock price appreciated approximately 13% in the seven months the Fund held its position.

We became concerned about the possibility COLDWATER might struggle to achieve Wall Street's increasingly optimistic earnings expectations. At the time of our sale the consensus earnings estimate for COLDWATER exceeded the company's own guidance (which had just recently been raised), which exposed the stock to meaningful downside risk if these earnings expectations were not met in subsequent reporting periods.

We were particularly cognizant of the risk of an earnings miss at COLDWATER since its primary competitor, CHICO'S FAS (ticker: CHS), witnessed a 65% slide in its stock price over the course of six months after missing its earnings estimates earlier in the year.

NOKIA (TICKER:  NOK)
--------------------

The Fund's position in NOKIA (NOK) was sold in November. At its annual "Capital Markets Day" in Amsterdam company management provided disappointing guidance for its operating margins in 2007 and 2008, citing lower average selling prices for its cell phones and increased exposure to the lower margin infrastructure business due to the company's recently launched joint venture with SIEMENS.

Our analysis of NOKIA'S business model suggests the most important trigger for value creation in the company's stock price is the trend in its operating profit margin. Now that the global handset business has matured, and NOKIA'S market share has stabilized at a high level, the primary opportunity for NOKIA to exceed consensus expectations for its earnings growth, and thereby drive its stock price higher, is by delivering a rising trend in its margin structure. After management forecast a declining trend for margins over the next two years we saw little reason to hold the stock.

WINNERS AND LOSERS

The three stocks that benefited the Fund's performance most significantly during the second half of the year included a high-end department store (NORDSTROM), a retailer of used automobiles (CARMAX), and a teen retailer (ABERCROMBIE & FITCH).

The common thread for each of these positions is exposure to consumer spending. When retail sales held up better than consensus opinion had earlier expected throughout the second half of the year the stocks of many companies in the sector performed particularly well as investor expectations were re-set higher.

Three stocks that detracted from the Fund's return most substantially during the last six months of the year included North America's largest coal producer (PEABODY ENERGY), the world's largest producer of energy from the Canadian "oil sands" (SUNCOR ENERGY), and the operator of the world's most popular (measured in daily traffic) destinations on the Internet (YAHOO).

A sharp correction in the spot price of coal triggered the poor showing from PEABODY ENERGY during the second half of the year, while a pull-back in oil prices hurt SUNCOR ENERGY. We retained both of these positions in the Fund despite recent poor performance because we view the pull-back in energy prices as "normal" volatility for these commodities rather than some kind of secular change that might damage the long-term fundamentals of companies in the sector like PEABODY and SUNCOR.

YAHOO disappointed investors in July when it disclosed a material delay in the launch date for its much anticipated overhaul of its search technology marketing platform. Although the missteps in YAHOO'S search technology upgrade represented a material negative event, we felt the correction in YAHOO'S stock price in reaction to the problem was excessive, and we remain committed to the Fund's position in YAHOO for the foreseeable future.

OUTLOOK

Investor attitudes seem evenly divided between bulls and bears as we enter 2007, which suggests the recent low-volatility environment in the asset markets can continue into the new year. A growth or inflation scare could shake the faith of the bulls enough to trigger a normal correction in stocks, but U.S. stocks are not over-valued to begin with, in our opinion, and since investor opinions aren't crowded to one side of the expectations "boat," whatever "normal" negative surprises lie in store for the new year seem unlikely to trigger anything worse than a standard pull-back of 5% to 10% from a recent high in stocks.

Geopolitical "event" risk seems to be the most likely catalyst for a more serious pull-back in stocks in the year ahead. the Fund maintains a healthy commitment to energy stocks as a partial hedge against such possibilities. Since many of the plausible geopolitical shocks investors must consider might result in much higher oil prices, ownership of proven energy reserves in politically stable geographies via the stock market makes sense as a hedge, in our opinion. The Fund entered 2007 with a healthy commitment to energy stocks, including CONOCOPHILLIPS, DEVON ENERGY, OCCIDENTAL PETROLEUM, PEABODY ENERGY, and SUNCOR.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

/s/Richard E. Minshall               /s/Keith C. Goddard

Richard E. Minshall                  Keith C. Goddard, CFA
Portfolio Manager                    Chief Investment Officer/Portfolio Manager
Capital Advisors Growth Fund         Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.     President & CEO, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Richard E. Minshall and Keith C. Goddard, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories. This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Indices are not available for direct investment and do not incur expenses.

The Lipper Large-Cap Growth Index is an index of equity mutual funds that emphasize large-cap growth stocks in their investment disciplines. Returns in this index reflect the impact of expense ratios for the underlying mutual funds included in the index. It is not possible to invest directly in this index.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAT VALUE STOCKS, HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES. THE FUND IS NON-DIVERSIFIED, MEANING IT CONCENTRATES ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND IS MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY THAN A DIVERSIFIED FUND.

The term "price-earnings ratio ("P/E")", when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market. A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio. The figure is calculated by dividing a company's stock price by its earnings per share.

The term "earnings per share," when used in this letter, refers to a commonly utilized measurement of company profits. It is calculated by dividing a company's net income by its common shares outstanding.

Must be preceded or accompanied by a current prospectus. Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 02/07

                          CAPITAL ADVISORS GROWTH FUND

    Comparison of the change in value of a $10,000 investment in the Capital Advisors Growth Fund versus the S&P 500 Index and the Lipper Large-Cap Growth
                                  Fund Index.

                 Capital Advisors                           Lipper Large-Cap
                   Growth Fund         S&P 500 Index        Growth Fund Index
                 ----------------      -------------        -----------------
   12/31/99          $10,000               $10,000               $10,000
 12/31/2000           $8,650                $9,090                $8,032
 12/31/2001           $6,570                $8,009                $6,115
 12/31/2002           $4,710                $6,239                $4,396
 12/31/2003           $6,270                $8,029                $5,581
 12/31/2004           $7,055                $8,902                $5,997
 12/31/2005           $7,435                $9,339                $6,451
 12/31/2006           $7,950               $10,815                $6,756

                                           AVERAGE ANNUAL TOTAL RETURN1<F2>
                                       ---------------------------------------
                                                               SINCE INCEPTION
                                       ONE YEAR    FIVE YEAR      (12/31/99)
                                       --------    ---------   ---------------
Capital Advisors Growth Fund              6.93%       3.89%         (3.22%)
S&P 500 Index                            15.80%       6.19%          1.13%
Lipper Large-Cap Growth Fund Index        4.72%       2.01%         (5.45%)

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 7 days. If it did, total returns would be reduced.

1<F2> Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. The funds in this index have a similar investment objective as the Capital Advisors Growth Fund.

EXPENSE EXAMPLE AT DECEMBER 31, 2006 (UNAUDITED)
------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/06 - 12/31/06).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            BEGINNING        ENDING           EXPENSES PAID
                          ACCOUNT VALUE   ACCOUNT VALUE       DURING PERIOD
                             7/1/06         12/31/06     7/1/06 - 12/31/06*<F3>
                          -------------   -------------  ----------------------
Actual                      $1,000.00       $1,086.80             $7.89
Hypothetical (5% return     $1,000.00       $1,017.64             $7.63
  before expenses)

*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

ALLOCATION OF PORTFOLIO ASSETS - DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------

Aerospace & Defense - 6%                                  6%
Air Freight & Logistics - 3%                              3%
Basic Resources - 3%                                      3%
Beverages - 2%                                            2%
Biotechnology - 3%                                        3%
Communications Equipment - 3%                             3%
Diversified Financial Services - 2%                       2%
Diversified Telecommunication Services - 5%               5%
Electrical Equipment - 3%                                 3%
Financial Services - 9%                                   9%
Hotels, Restaurants & Leisure - 4%                        4%
Information Retrieval Services - 2%                       2%
Insurance - 2%                                            2%
Internet & Catalog Retail - 3%                            3%
Multiline Retail - 5%                                     5%
Oil & Gas - 15%                                          15%
Pharmaceuticals - 3%                                      3%
Road & Rail - 5%                                          5%
Software - 6%                                             6%
Specialty Retail - 13%                                   13%
Short-Term Investments - 1%                               1%
Technology/Hardware - 2%                                  2%

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006
--------------------------------------------

  Shares    COMMON STOCKS - 99.51%                                    Value
  ------    ----------------------                                    -----
            AEROSPACE & DEFENSE - 5.94%
  11,500    Empresa Brasileira de Aeronautica SA - ADR             $   476,445
   5,500    Boeing Co.                                                 488,620
                                                                   -----------
                                                                       965,065
                                                                   -----------
            AIR FREIGHT & LOGISTICS - 3.01%
   4,500    FedEx Corp.                                                488,790
                                                                   -----------
            BASIC RESOURCES - 3.41%
  13,720    Peabody Energy Corp.                                       554,425
                                                                   -----------
            BEVERAGES - 2.31%
   6,000    PepsiCo, Inc.                                              375,300
                                                                   -----------
            BIOTECHNOLOGY - 2.51%
   5,975    Amgen, Inc.*<F4>                                           408,152
                                                                   -----------
            COMMUNICATIONS EQUIPMENT - 3.09%
  13,290    QUALCOMM, Inc.                                             502,229
                                                                   -----------
            DIVERSIFIED FINANCIAL SERVICES - 1.99%
   5,500    Principal Financial Group, Inc.                            322,850
                                                                   -----------
            DIVERSIFIED TELECOMMUNICATION SERVICES - 5.21%
  23,675    AT&T, Inc.                                                 846,381
                                                                   -----------
            ELECTRICAL EQUIPMENT - 3.26%
  12,000    Emerson Electric Co.                                       529,080
                                                                   -----------
            FINANCIAL SERVICES - 8.66%
  18,975    Brookfield Asset Management, Inc. - Class A#<F5>           914,215
  16,000    Nasdaq Stock Market, Inc.*<F4>                             492,640
                                                                   -----------
                                                                     1,406,855
                                                                   -----------
            HOTELS RESTAURANTS & LEISURE - 3.52%
   6,100    Wynn Resorts, Ltd.                                         572,485
                                                                   -----------
            INFORMATION RETRIEVAL SERVICES - 2.27%
     800    Google, Inc. - Class A*<F4>                                368,384
                                                                   -----------
            INSURANCE - 2.03%
   4,600    American International Group, Inc.                         329,636
                                                                   -----------
            INTERNET & CATALOG RETAIL - 2.55%
  13,800    eBay, Inc.*<F4>                                            414,966
                                                                   -----------
            MULTILINE RETAIL - 5.25%
  17,300    Nordstrom, Inc.                                            853,582
                                                                   -----------
            OIL & GAS - 15.40%
  11,000    ConocoPhillips                                             791,450
   5,350    Devon Energy Corp.                                         358,878
  13,000    Occidental Petroleum Corp.                                 634,790
   2,650    Suncor Energy, Inc.#<F5>                                   209,112
  10,800    XTO Energy, Inc.                                           508,140
                                                                   -----------
                                                                     2,502,370
                                                                   -----------
            PHARMACEUTICALS - 2.95%
   8,340    Novartis AG - ADR                                          479,050
                                                                   -----------
            ROAD & RAIL - 5.02%
   4,765    Burlington Northern Santa Fe Corp.                         351,705
   9,235    Norfolk Southern Corp.                                     464,428
                                                                   -----------
                                                                       816,133
                                                                   -----------
            SOFTWARE - 5.65%
  14,390    Autodesk, Inc.*<F4>                                        582,219
  11,260    Microsoft Corp.                                            336,224
                                                                   -----------
                                                                       918,443
                                                                   -----------
            SPECIALTY RETAIL - 13.34%
   6,660    Abercrombie & Fitch Co. - Class A                          463,736
  15,000    Best Buy Co., Inc.                                         737,850
   9,575    CarMax, Inc.*<F4>                                          513,507
  14,400    Williams-Sonoma, Inc.                                      452,736
                                                                   -----------
                                                                     2,167,829
                                                                   -----------
            TECHNOLOGY/HARDWARE - 2.14%
   4,100    Apple Computer, Inc.*<F4>                                  347,844
                                                                   -----------
            Total Common Stocks (Cost $13,645,914)                  16,169,849
                                                                   -----------
            SHORT-TERM INVESTMENTS - 0.92%
            ------------------------------
 149,867    SEI Daily Income Trust Government Fund - Class B
              (Cost $149,867)                                          149,867
                                                                   -----------
            Total Investments in Securities
              (Cost $13,795,781) - 100.43%                          16,319,716
            Liabilities in Excess of Other Assets - (0.43)%            (69,159)
                                                                   -----------
            Net Assets - 100.00%                                   $16,250,557
                                                                   -----------
                                                                   -----------

*<F4>  Non-income producing security.
#<F5>  U.S. traded security of a foreign issuer.
ADR - American Depository Receipt

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 2006
--------------------------------------------------------

ASSETS
   Investments in securities, at value
     (identified cost $13,795,781)                                 $16,319,716
   Receivables
       Dividends and interest                                           13,174
       Fund shares sold                                                    171
   Prepaid expenses                                                      2,129
                                                                   -----------
           Total assets                                             16,335,190
                                                                   -----------

LIABILITIES
   Payables
       Due to advisor                                                    5,884
       Fund shares redeemed                                             39,659
       Audit fees                                                       16,500
       Shareholder reporting                                             5,852
       Transfer agent fees and expenses                                  3,592
       Fund accounting fees                                              3,243
       Distribution fees                                                 3,525
       Administration fees                                               2,820
       Custody fees                                                        595
       Chief Compliance Officer fee                                      1,166
   Accrued other expenses                                                1,797
                                                                   -----------
           Total liabilities                                            84,633
                                                                   -----------

NET ASSETS                                                         $16,250,557
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$16,250,557 / 1,022,281 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]              $15.90
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $21,520,780
   Accumulated net realized loss on investments                     (7,794,158)
   Net unrealized appreciation on investments                        2,523,935
                                                                   -----------
           Net assets                                              $16,250,557
                                                                   -----------
                                                                   -----------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006
------------------------------------------------------------

INVESTMENT INCOME
   Income
       Dividends (net of foreign tax withheld of $5,539)            $  182,511
       Interest                                                         12,311
                                                                    ----------
           Total income                                                194,822
                                                                    ----------
   Expenses
       Advisory fees (Note 3)                                          125,620
       Distribution fees (Note 4)                                       41,874
       Administration fees (Note 3)                                     33,498
       Professional fees                                                28,122
       Fund accounting fees (Note 3)                                    20,610
       Transfer agent fees and expenses (Note 3)                        19,409
       Registration fees                                                10,494
       Shareholder reporting                                             7,860
       Miscellaneous fees                                                7,830
       Trustee fees                                                      7,125
       Chief Compliance Officer fee (Note 3)                             7,000
       Custody fees (Note 3)                                             5,282
                                                                    ----------
           Total expenses                                              314,724
           Less: advisory fee waiver (Note 3)                          (63,489)
                                                                    ----------
           Net expenses                                                251,235
                                                                    ----------
               NET INVESTMENT LOSS                                     (56,413)
                                                                    ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain from investments                                1,650,192
   Net change in unrealized depreciation on investments               (553,160)
                                                                    ----------
       Net realized and unrealized gain on investments               1,097,032
                                                                    ----------
           NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                              $1,040,619
                                                                    ----------
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                      Year Ended          Year Ended
                                                  December 31, 2006   December 31, 2005
                                                  -----------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                $   (56,413)        $  (129,842)
   Net realized gain from investments                   1,650,192             509,325
   Net change in unrealized appreciation/
     (depreciation) on investments                       (553,160)            523,827
                                                      -----------         -----------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                      1,040,619             903,310
                                                      -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets
     derived from net change
     in outstanding shares (a)<F6>                     (1,548,783)           (679,113)
                                                      -----------         -----------
       TOTAL INCREASE/(DECREASE)
         IN NET ASSETS                                   (508,164)            224,197
                                                      -----------         -----------

NET ASSETS
   Beginning of year                                   16,758,721          16,534,524
                                                      -----------         -----------
   END OF YEAR                                        $16,250,557         $16,758,721
                                                      -----------         -----------
                                                      -----------         -----------
   Includes undistributed
     net investment income of                         $        --         $        --
                                                      -----------         -----------
                                                      -----------         -----------

(a)<F6>   A summary of share transactions is as follows:

                              Year Ended                    Year Ended
                           December 31, 2006            December 31, 2005
                      --------------------------    --------------------------
                      Shares     Paid-in Capital    Shares     Paid-in Capital
                      ------     ---------------    ------     ---------------
Shares sold           143,340      $ 2,159,024      166,896      $ 2,273,266
Shares redeemed      (248,418)      (3,707,807)    (211,111)      (2,952,379)
                     --------      -----------     --------      -----------
Net decrease         (105,078)     $(1,548,783)     (44,215)     $  (679,113)
                     --------      -----------     --------      -----------
                     --------      -----------     --------      -----------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
-------------------------------------------

                                                               Year Ended December 31,
                                           ----------------------------------------------------------------
                                           2006           2005           2004           2003           2002
                                           ----           ----           ----           ----           ----
Net asset value,
  beginning of year                       $14.87         $14.11         $12.54         $ 9.42         $13.14
                                          ------         ------         ------         ------         ------
Income from investment
  operations:
   Net investment loss                     (0.06)         (0.12)         (0.08)         (0.08)         (0.09)
   Net realized and
     unrealized gain/(loss)
     on investments                         1.09           0.88           1.65           3.20          (3.63)
                                          ------         ------         ------         ------         ------
Total from investment
  operations                                1.03           0.76           1.57           3.12          (3.72)
                                          ------         ------         ------         ------         ------
Net asset value,
  end of year                             $15.90         $14.87         $14.11         $12.54         $ 9.42
                                          ------         ------         ------         ------         ------
                                          ------         ------         ------         ------         ------

TOTAL RETURN                               6.93%          5.39%         12.52%         33.12%        (28.31%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (thousands)                       $16,251        $16,759        $16,535        $14,309        $10,320
Ratio of expenses to
  average net assets:
   Before expense
     reimbursement                         1.88%          1.88%          1.86%          2.10%          1.90%
   After expense
     reimbursement                         1.50%          1.50%          1.50%          1.50%          1.50%
Ratio of net investment
  loss to average net assets:
   Before expense
     reimbursement                        (0.72%)        (1.18%)        (0.96%)        (1.38%)        (1.23%)
   After expense
     reimbursement                        (0.34%)        (0.80%)        (0.60%)        (0.78%)        (0.83%)
Portfolio turnover rate                   72.95%         80.37%         73.38%         58.95%         61.66%

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2006
--------------------------------------------------

NOTE 1 - ORGANIZATION

    The Capital Advisors Growth Fund (the "Fund") is a series of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

    B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

    E. Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held for less than 7 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

    F. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, undistributed net investment loss decreased by $56,413, accumulated realized loss decreased by $1, and paid-in-capital decreased by $56,412.

    G. New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.

       Application of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

       In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the year ended December 31, 2006, Capital Advisors, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended December 31, 2006, the Fund incurred $125,620 in advisory fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 2006, the Advisor reduced its fees in the amount of $63,489; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $178,122 at December 31, 2006. Cumulative expenses subject to recapture expire as follows:

                Year                Amount
                ----                ------
                2007              $ 53,605
                2008                61,028
                2009                63,489
                                  --------
                                  $178,122
                                  --------
                                  --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals.

    For the year ended December 31, 2006, the Fund incurred $33,498 in administration fees.

    U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund's custodian. For the year ended December 31, 2006, the Fund incurred $20,610, $11,043, and $5,282 in fund accounting, transfer agency, and custody fees, respectively.

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Fund are also employees of the Administrator.

    For the year ended December 31, 2006, the Fund was allocated $7,000 of the Chief Compliance Officer fee.

NOTE 4 - DISTRIBUTION COSTS

    The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended December 31, 2006, the Fund paid the Distribution Coordinator $41,874.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

    For the year ended December 31, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $12,037,779 and $13,450,484, respectively.

NOTE 6 - INCOME TAXES

    As of December 31, 2006, the components of accumulated earnings/ (losses) on a tax basis were as follows:

    Cost of investments                                    $13,795,781
                                                           -----------
                                                           -----------
    Gross tax unrealized appreciation                      $ 2,932,592
    Gross tax unrealized depreciation                         (408,657)
                                                           -----------
    Net tax unrealized appreciation                        $ 2,523,935
                                                           -----------
                                                           -----------
    Undistributed ordinary income                          $        --
    Undistributed long-term capital gain                            --
                                                           -----------
    Total distributable earnings                           $        --
                                                           -----------
                                                           -----------
    Other accumulated gains/(losses)                       $(7,794,158)
                                                           -----------
    Total accumulated earnings/(losses)                    $(5,270,223)
                                                           -----------
                                                           -----------

    The Fund had a capital loss carryforward of $7,794,158 which expires as follows:

                Year               Amount
                ----               ------
                2009            $  (857,537)
                2010             (6,640,280)
                2011               (296,341)
                                -----------
                                $(7,794,158)
                                -----------
                                -----------

    During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $1,636,853. There were no distributions paid during the years ended December 31, 2006 and 2005.

NOTE 7 - SHAREHOLDER MEETING

    On November 27, 2006, the shareholders of the Fund approved the new investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor, by the following totals:

      Total shares on record date (10/13/06)       1,067,635
      Total shares voted                             687,301         (64.37%)
      Total shares voted for                         687,016         (64.35%)
      Total shares voted against                         285          (0.02%)
      Total shares voted abstain                           0          (0.00%)

    Under the new advisory agreement, the Advisor will continue to act as investment advisor with respect to the assets of the Fund. Such advisory agreement is currently in effect on an interim basis, and took effect after the change in the Advisor's ownership structure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------

TO THE BOARD OF TRUSTEES
ADVISORS SERIES TRUST AND SHAREHOLDERS OF
CAPITAL ADVISORS GROWTH FUND

We have audited the accompanying statement of assets and liabilities of the Capital Advisors Growth Fund, a series of Advisors Series Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2002 have been audited by other auditors, whose report dated February 21, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                 TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 16, 2007

NOTICE TO SHAREHOLDERS AT DECEMBER 31, 2006 (UNAUDITED)
-------------------------------------------------------

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006

    Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

    The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Form N-Q is also available by calling 1-866-205-0523.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)
---------------------------------------------------

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE
ADDRESS                                                                                             NUMBER OF
POSITION HELD WITH FUND                                                          TRUSTEE            PORTFOLIOS
PRINCIPAL OCCUPATION(S) AND OTHER                                                OF FUND           OVERSEEN IN
DIRECTORSHIPS DURING PAST FIVE YEARS                                            SINCE*<F7>      FUND COMPLEX**<F8>
------------------------------------                                            ----------      ------------------
Walter E. Auch, Born 1921                                                          1997                 1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup Funds,
Pimco Advisors LLP, Senele Group and UBS Management

James Clayburn LaForce, Born 1928                                                  2002                 1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax

Donald E. O'Connor, Born 1936                                                      1997                 1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and Chief
Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                        2002                 1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939                                                   1997                 1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank
of San Francisco.
Other Directorships: None

INTERESTED TRUSTEE AND OFFICERS

NAME, AGE
ADDRESS                                                                          TRUSTEE            NUMBER OF
POSITION HELD WITH FUND                                                                             PORTFOLIOS
PRINCIPAL OCCUPATION(S) AND OTHER                                                OF FUND           OVERSEEN IN
DIRECTORSHIPS DURING PAST FIVE YEARS                                            SINCE*<F7>      FUND COMPLEX**<F8>
------------------------------------                                            ----------      ------------------
Eric M. Banhazl, Born 1957***<F9>                                                  1997                 1
615 E. Michigan Street
Milwaukee, WI 53202
Interested Trustee, President
Retired; formerly Senior Vice President, U.S. Bancorp Fund Services,
LLC, the Fund's administrator, from 2001 to 2006; formerly, Executive
Vice President, Investment Company Administration, LLC ("ICA").

Robert M. Slotky, Born 1947                                                        N/A                 N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); formerly Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967                                                        N/A                 N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, AML Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services, LLC
(since January 2003); Thrivent Financial for Lutherans from 2000 to 2003;
Attorney Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967                                                         N/A                 N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

  *<F7>   The term for each Trustee is indefinite.
 **<F8> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.
***<F9> Mr. Banhazl is an "interested person" of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his prior affiliation with U.S. Bancorp Fund Services, LLC.

The Statement of Additional Information includes additional information about the Fund's trustees and officers and is available, without charge, upon request by calling 1-866-205-0523.

BOARD REVIEW OF ADVISORY AGREEMENT
----------------------------------

At a meeting held on December 12, 2006, the Board, including the Independent Trustees, considered and approved the continuance of the Advisory Agreement for an additional one-year term. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Fund. This information, together with the information provided to the Independent Trustees since the Fund's inception, formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor's specific responsibilities in all aspects of the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the relationship between the Advisor and the Board, as well as the Board's knowledge of the Advisor's operations, and noted that during the course of the prior year the Board had met with the Advisor to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory and reliable.

2. THE FUND'S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc., and the Lipper Large Cap Growth Fund Index and S&P 500 Index.

     The Board noted that the Fund's year-to-date performance as of October 31, 2006 was above the median of its peer group. The Board also noted that the Fund's three-year and five-year performance was ahead of the Lipper Large Cap Growth Fund Index but trailed the S&P 500 Index. The Board considered the fact that the Fund's recent quarter-to date and five- year performances placed the Fund in the second quartile among its peer group, giving more weight to the Fund's five-year performance. The Trustees also noted that during the course of the prior year they had met with the Advisor to discuss various performance topics and had been satisfied with the Advisor's reports. The Board concluded that the Advisor's performance overall was satisfactory under current market conditions.

3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed and compared the Fund's fees and expenses to those funds in its peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

     The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.50%, which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience - and that the Advisor had honored its agreement in this respect. The Trustees noted that the Fund's total expense ratio was below its peer group median and its expense structure was in line with the fees charged by the Advisor to its other investment management clients. It was also noted that the Fund's 12b-1 fees were at an acceptable level. After taking into account this information and considering all waivers and reimbursements, the Board concluded that the advisory fee paid to the Advisor was fair and reasonable.

4. ECONOMIES OF SCALE. The Board also considered whether the Fund was experiencing economies of scale and concluded that there were no effective economies of scale at current asset levels. The Board considered that the Fund would realize economies of scale as Fund assets continued to grow even though certain Fund expenses would increase with asset growth and assets had to grow beyond the point where subsidization from the Advisor was no longer necessary and/or had been recaptured. The Board therefore determined to revisit the issue of economies of scale at a future date.
     The Board also noted that, although the Fund did not have advisory fee breakpoints, current asset levels did not warrant the introduction of breakpoints.

5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor's financial information and took into account both the direct and indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund, including any benefit derived from the Advisor's affiliated brokerage firm. The Board noted that the Advisor had subsidized and was continuing to subsidize a portion of the Fund's operating expenses. The Board also considered the Advisor's estimate of the asset level at which the Fund would reach a break even level by covering allocated overhead costs. After its review, the Board determined that there was currently limited profitability to the Advisor from the Advisory Agreement and therefore profitability could not be considered excessive. More importantly, the Board considered the financial soundness of the Advisor from the perspective of evaluating the Advisor's ability to continue to subsidize the Fund until it reached a point where it could generate positive returns to the Advisor. The Board concluded that the Advisor had adequate resources to adequately support the Fund.

No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund, and that the Fund's shareholders were receiving reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

                                    ADVISOR
                             Capital Advisors, Inc.
                          320 Boston Street, Suite 825
                             Tulsa, Oklahoma 74103

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                    1555 North RiverCenter Drive, Suite 302
                              Milwaukee, WI 53212

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-866-205-0523

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                   FYE  12/31/06             FYE  12/31/05
                                   -------------             -------------
Audit Fees                               $14,100                   $13,800
Audit-Related Fees                       N/A                       N/A
Tax Fees                                 $2,400                    $2,200
All Other Fees                           N/A                       N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                  FYE  12/31/06      FYE  12/31/05
----------------------                  -------------      -------------
Registrant                                   N/A                N/A
Registrant's Investment Adviser              N/A                N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   -------------------------------------------

     By (Signature and Title)*<F10> /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   3/6/07
            --------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F10> /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   3/6/07
            --------------------------------------------------

     By (Signature and Title)*<F10> /s/ Douglas G. Hess
                                    --------------------------
                                    Douglas G. Hess, Treasurer

     Date   3/7/07
            --------------------------------------------------

*<F10> Print the name and title of each signing officer under his or her signature.